Exhibit 99.1

Avalara Announces Second Quarter 2019 Financial Results

Second Quarter Total Revenue of $91.3 Million

Approximately 10,430 Core Customers as of June 30, 2019

SEATTLE – August 7, 2019 – Avalara, Inc. (NYSE: AVLR), a leading provider of tax compliance automation for businesses of all sizes, today announced financial results for its second quarter ended June 30, 2019.

“We posted another strong quarter, highlighted by our second quarter revenue growing 43% year over year,” said Scott McFarlane, Avalara co-founder and chief executive officer. “Avalara also hosted another highly-successful CRUSH conference, which saw record attendance from customers and partners. We continue to believe that the automation of transaction tax compliance will be adopted over an extended period, as customers upgrade systems, expand their businesses both domestically and internationally, and respond to changing government rules, such as the recent legislative responses to the Supreme Court’s Wayfair decision. We believe our broad tax content, robust platform, partner channel, and pre-built integrations position Avalara as a clear choice to lead this automation cycle.”

Adoption of the New Revenue Recognition Standard – ASC 606

Avalara adopted the new revenue recognition accounting standard, Accounting Standards Codification (“ASC”) 606, effective January 1, 2019 on a modified retrospective basis. Financial results for reporting periods during 2019 are presented in compliance with the new revenue recognition standard. Historical financial results for reporting periods prior to 2019 are presented in conformity with amounts previously disclosed under the prior revenue recognition standard ASC 605. This press release includes additional information to reconcile the impacts of the adoption of the new revenue recognition standard on the Company’s financial results for the three and six months ended June 30, 2019, including the presentation of financial results during 2019 under ASC 605 for comparison to the prior year.

Second Quarter 2019 Financial Results – ASC 606 (standard adopted effective January 1, 2019)

•	Revenue: ASC 606 total revenue was $91.3 million. Subscription and returns revenue was $85.0 million. Professional services revenue was $6.3 million.

•	Gross Profit: ASC 606 GAAP gross profit was $64.0 million, representing a 70% gross margin. ASC 606 non-GAAP gross profit was $65.9 million, representing a 72% non-GAAP gross margin.

•	Operating Loss: ASC 606 GAAP operating loss was $13.7 million. ASC 606 non-GAAP operating loss was $2.5 million.

•	Net Loss: ASC 606 GAAP net loss was $13.2 million. ASC 606 non-GAAP net loss was $2.0 million.

•

Net Loss per Share: ASC 606 GAAP net loss per share was $0.18 based on 71.6 million weighted-average shares outstanding. ASC 606 non-GAAP net loss per share was $0.03 based on 71.6 million weighted-average shares outstanding.

•	Deferred Revenue: ASC 606 total deferred revenue was $138.8 million at June 30, 2019. The current portion of ASC 606 deferred revenue was $138.0 million at June 30, 2019.

•

Cash: Net cash provided by operating activities was $10.0 million, compared to $2.1 million provided by operating activities in the second quarter of 2018. Free cash flow was positive $7.2 million, compared to negative $2.4 million in the second quarter of 2018. Our cash and cash equivalents totaled $441.6 million at June 30, 2019.

•	Calculated Billings: Calculated billings were $97.7 million in the second quarter of 2019, compared to calculated billings of $69.3 million in the second quarter of 2018.

Second Quarter 2019 Financial Results – ASC 605

•

Revenue: ASC 605 total revenue was $91.8 million, up 44% from $63.9 million in the second quarter of 2018. Subscription and returns revenue was $85.5 million, up 43% from $59.8 million in the same period last year. Professional services revenue was $6.2 million, up 55% from $4.0 million in the same period last year.

•

Gross Profit: ASC 605 GAAP gross profit was $64.5 million, representing a 70% gross margin, compared to a GAAP gross profit of $45.2 million and a 71% gross margin in the second quarter of 2018. ASC 605 non-GAAP gross profit was $66.4 million, representing a 72% non-GAAP gross margin, compared to a non-GAAP gross profit of $46.5 million and a 73% non-GAAP gross margin in the second quarter of 2018.

•

Operating Loss: ASC 605 GAAP operating loss was $18.4 million, compared to a GAAP operating loss of $17.1 million in the second quarter of 2018. ASC 605 non-GAAP operating loss was $7.2 million, compared to a non-GAAP operating loss of $12.2 million in the second quarter of 2018.

•

Net Loss: ASC 605 GAAP net loss was $17.9 million, compared to a GAAP net loss of $17.8 million in the second quarter of 2018. ASC 605 non-GAAP net loss was $6.7 million, compared to a non-GAAP net loss of $12.8 million in the second quarter of 2018.

•

Net Loss per Share: ASC 605 GAAP net loss per share was $0.25 based on 71.6 million weighted-average shares outstanding, compared to a GAAP net loss per share of $1.24 based on 14.4 million weighted-average shares outstanding in the second quarter of 2018. ASC 605 non-GAAP net loss per share was $0.09 based on 71.6 million non-GAAP shares outstanding in the second quarter of 2019, compared to ASC 605 non-GAAP net loss per share of $0.19 based on 66.0 million non-GAAP shares outstanding in the second quarter of 2018.

•

Deferred Revenue: Total ASC 605 deferred revenue was $152.1 million at June 30, 2019, up from $134.7 million at December 31, 2018. The current portion of ASC 605 deferred revenue was $142.9 million at June 30, 2019, up from $125.3 million at December 31, 2018.

•	Cash: The adoption of ASC 606 did not have an impact on cash and free cash flow.

Reconciliations of GAAP to non-GAAP financial measures have been provided in the tables included in this release.

Operating Highlights

•

Key Metrics: We ended the second quarter of 2019 with approximately 10,430 core customers, up from approximately 9,700 core customers at the end of the first quarter of 2019. Our net revenue retention rate was 111% in the second quarter of 2019 and has averaged 108% over the last four quarters.

•

Hosted Fourth Annual CRUSH Conference: We hosted our fourth annual CRUSH conference, themed The Path Forward for Tax Compliance. Bringing together the world’s experts and practitioners at the forefront of the shifting world of transaction tax, CRUSH offered attendees opportunities to learn, educate, and network with hundreds of peers and experts. This year’s CRUSH conference was attended by a record number of customers and partners, with attendance up more than 50% year over year.

•

Completed Follow-On Public Offering of Common Stock: We completed a public offering of 4,133,984 shares of common stock, including the full exercise of the underwriters’ option to purchase 539,215 additional shares of common stock, at a price of $69.40 per share. We received net proceeds of $274.7 million, after deducting underwriting discounts and commissions and before deducting offering expenses paid and payable of $1.2 million.

Financial Outlook

For the third quarter of 2019, the Company currently expects:

•	ASC 606 total revenue between $92.5 and $93.5 million.
•	ASC 606 non-GAAP operating loss between $7.0 and $8.0 million.

For the full year 2019, the Company currently expects:

•	ASC 606 total revenue between $364.0 and $366.0 million.
•	ASC 606 non-GAAP operating loss between $15.0 and $20.0 million.

Conference Call Information

Avalara will host a conference call at 2:00 p.m. Pacific Time (or 5:00 p.m. Eastern Time) today, August 7, 2019, to discuss its financial results and business highlights. The conference call can be accessed by dialing (844) 882-5970 from the United States and Canada or (647) 253-8697 internationally with conference ID 7599235. A live webcast of the call will also be available on the Avalara investor relations website at investor.avalara.com.

A telephone replay of the conference call will be available until 8:59 p.m. Pacific Time on Wednesday, August 14, 2019 and a webcast replay will also be archived at investor.avalara.com. The telephone replay will be available by dialing (800) 585-8367 from the United States and Canada or (416) 621-4642 internationally with conference ID 7599235.

About Avalara, Inc.

Avalara helps businesses of all sizes get tax compliance right. In partnership with leading ERP, accounting, ecommerce, and other financial management system providers, Avalara delivers cloud-based compliance solutions for various transaction taxes, including sales and use, VAT, GST, excise, communications, lodging, and other indirect tax types. Headquartered in Seattle, Avalara has offices across the U.S. and around the world in Canada, the U.K., Belgium, Brazil, and India. More information at www.avalara.com.

Forward-Looking Statements

This press release and the accompanying conference call contain forward-looking statements including, among others, statements about our financial outlook for the third quarter and full year 2019. In some cases you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms.

These forward-looking statements involve risks, uncertainties, and assumptions that could cause actual performance or results to differ materially from those expressed or suggested by the forward-looking statements. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: our ability to sustain our revenue growth rate, to achieve or maintain profitability, and to effectively manage our anticipated growth; our ability to attract new customers on a cost-effective basis and the extent to which existing customers renew and upgrade their subscriptions; the timing of our introduction of new solutions or updates to existing solutions; our ability to successfully diversify our solutions by developing or introducing new solutions or acquiring and integrating additional businesses, products, services, or content; our ability to maintain and expand our strategic relationships with third parties; our ability to deliver our solutions to customers without disruption or delay; our exposure to liability from errors, delays, fraud, or system failures, which may not be covered by insurance; our ability to expand our international reach; and the risks described in the other filings we make with the Securities and Exchange Commission from time to time, including the risks described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and in any subsequent Quarterly Reports on Form 10-Q, all of which should be read in conjunction with our financial results and forward-looking statements. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Use of Non-GAAP Financial Measures

In addition to our results determined in accordance with GAAP, we have disclosed non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expense, non-GAAP sales and marketing expense, non-GAAP general and administrative expense, non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share, non-GAAP shares outstanding, free cash flow, and calculated billings, which are all non-GAAP financial measures. We have provided tabular reconciliations of each non-GAAP financial measure to its most directly comparable GAAP financial measure at the end of this release.

•

We calculate non-GAAP cost of revenue, non-GAAP research and development expense, non-GAAP sales and marketing expense, and non-GAAP general and administrative expense as GAAP cost of revenue, GAAP research and development expense, GAAP sales and marketing expense, and GAAP general and administrative expense before stock-based compensation expense and the amortization of acquired intangible assets included in each of the expense categories.

•

We calculate non-GAAP gross profit as GAAP gross profit before stock-based compensation expense and the amortization of acquired intangibles included in cost of revenue. We calculate non-GAAP gross margin as GAAP gross margin before the impact of stock-based compensation expense and the amortization of acquired intangibles included in cost of revenue as a percentage of revenue.

•

We calculate non-GAAP operating loss as GAAP operating loss before stock-based compensation expense, amortization of acquired intangibles, and goodwill impairments. We calculate non-GAAP net loss as GAAP net loss before stock-based compensation expense, amortization of acquired intangibles, and goodwill impairments.

•

We calculate non-GAAP shares outstanding for 2018 as GAAP weighted-average shares outstanding during the period adjusted as if (1) the conversion of preferred stock into common stock had occurred at the beginning of each respective period presented and (2) the issuance of 8,625,000 shares of common stock in our IPO had occurred as of January 1, 2018.
•	We calculate non-GAAP net loss per share as non-GAAP net loss divided by non-GAAP shares outstanding.
•	We define free cash flow as net cash (used in) provided by operating activities less cash used for the purchases of property and equipment.
•

We define calculated billings as total revenue plus the changes in deferred revenue and contract liabilities in the period. Because we recognize subscription revenue ratably over the subscription term, calculated billings can be used to measure our subscription sales activity for a particular period, to compare subscription sales activity across particular periods, and as an indicator of future subscription revenue, the actual timing of which will be affected by several factors, including subscription start date and duration.

Management uses these non-GAAP financial measures to understand and compare operating results across accounting periods, for internal budgeting and forecasting purposes, and to evaluate financial performance and liquidity. We believe that non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our results, prospects, and liquidity period-over-period without the impact of certain items that do not directly correlate to our performance and that may vary significantly from period to period for reasons unrelated to our operating performance, as well as comparing our financial results to those of other companies.

As a result of adoption of ASC 606 effective January 1, 2019, non-GAAP financial measures for the three and six months ended June 30, 2019, as computed in accordance with ASC 606, are not as comparable to non-GAAP financial measures for the three and six months ended June 30, 2018, which are computed in accordance with ASC 605. Except for calculated billings, the reconciliation of non-GAAP measures provided below includes additional information to reconcile the impacts of the adoption of ASC 606 on the non-GAAP financial measures for the three and six months ended June 30, 2019, including presentation of the non-GAAP measures for 2019 under ASC 605 for comparison to the prior periods.

The company has not reconciled its expectations of non-GAAP financial measures to the corresponding GAAP measures primarily because stock-based compensation expense cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort.

Our definitions of these non-GAAP financial measures may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, our non-GAAP financial measures should be considered in addition to, not as a substitute for, or in isolation from, measures prepared in accordance with GAAP. We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view non-GAAP financial measures in conjunction with the related GAAP financial measure.

Definitions of Key Business Metrics

We also use key business metrics, such as core customers and net revenue retention rate.

Core Customers

We believe core customers is a key indicator of our market penetration, growth, and potential future revenue. We use core customers as a metric to focus our customer count reporting on our primary target market segment. We define a core customer as:

•

a unique account identifier in our billing system (multiple companies or divisions within a single consolidated enterprise that each have a separate unique account identifier are each treated as separate customers);

•	that is active as of the measurement date; and
•	for which we have recognized, as of the measurement date, greater than $3,000 in total revenue during the last twelve months.

Currently, our core customer count includes only customers with unique account identifiers in our primary U.S. billing systems and does not include customers who subscribe to our solutions through our international subsidiaries or certain legacy billing systems primarily related to past acquisitions. As we increase our international operations and sales in future periods, we may add customers billed from our international subsidiaries to the core customer metric.

We also have a substantial number of customers of various sizes who do not meet the revenue threshold to be considered a core customer. These customers provide us with market share and awareness, and we anticipate that some may grow into core customers. We believe there is strategic value to addressing the small business and self-serve segment of the marketplace.

Net Revenue Retention Rate

We believe that our net revenue retention rate provides insight into our ability to retain and grow revenue from our customers, as well as their potential long-term value to us. We also believe it reflects the stability of our revenue base, which is one of our core competitive strengths. We calculate our net revenue retention rate by dividing (a) total revenue in the current quarter from any billing accounts that generated revenue during the corresponding quarter of the prior year by (b) total revenue in such corresponding quarter from those same billing accounts. This calculation includes changes during the period for such billing accounts, such as additional solutions purchased, changes in pricing and transaction volume, and terminations, but does not reflect revenue for new billing accounts added during the one-year period.

Currently, our net revenue retention rate includes only customers with unique account identifiers in our primary U.S. billing systems and does not include customers who subscribe to our solutions through our international subsidiaries or certain legacy billing systems primarily related to past acquisitions.

Reported Consolidated Results

AVALARA, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	For the Three Months Ended June 30,
	2019	2018
Revenue:
Subscription and returns	$85,008	$59,845
Professional services	6,291	4,034
Total revenue	91,299	63,879
Cost of revenue:
Subscription and returns	22,938	15,837
Professional services	4,397	2,795
Total cost of revenue (1)	27,335	18,632
Gross profit	63,964	45,247
Operating expenses:
Research and development (1)	18,996	12,428
Sales and marketing (1)	40,678	40,604
General and administrative (1)	18,019	9,341
Total operating expenses	77,693	62,373
Operating loss	(13,729)	(17,126)
Other (income) expense:
Interest income	(1,282)	(99)
Interest expense	173	1,067
Other (income) expense, net	381	(442)
Total other (income) expense, net	(728)	526
Loss before income taxes	(13,001)	(17,652)
Provision for (benefit from) income taxes	172	114
Net loss	$(13,173)	$(17,766)

Net loss per share attributable to common shareholders, basic and diluted	$(0.18)	$(1.24)
Weighted average shares of common stock outstanding, basic and diluted	71,568	14,383

	For the Three Months Ended June 30,
(1) The stock-based compensation expense included above was as follows:	2019	2018
Cost of revenue	$708	$377
Research and development	1,627	784
Sales and marketing	2,107	1,040
General and administrative	4,982	1,363
Total stock-based compensation	$9,424	$3,564

The amortization of acquired intangibles included above was as follows:

Cost of revenue	$1,230	$887
Research and development	—	—
Sales and marketing	543	507
General and administrative	4	7
Total amortization of acquired intangibles	$1,777	$1,401

The total employer payroll tax expense on employee stock transactions included above was $1.5 million for the three months ended June 30, 2019, of which $0.1 million is included in cost of revenue, $0.3 million is included in research and development, $0.5 million is included in sales and marketing, and $0.6 million is included in general and administrative.

AVALARA, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	For the Six Months Ended June 30,
	2019	2018
Revenue:
Subscription and returns	$163,239	$117,715
Professional services	13,030	7,541
Total revenue	176,269	125,256
Cost of revenue:
Subscription and returns	43,916	30,654
Professional services	8,726	5,487
Total cost of revenue (1)	52,642	36,141
Gross profit	123,627	89,115
Operating expenses:
Research and development (1)	34,952	25,047
Sales and marketing (1)	78,886	77,911
General and administrative (1)	33,253	18,552
Total operating expenses	147,091	121,510
Operating loss	(23,464)	(32,395)
Other (income) expense:
Interest income	(2,049)	(135)
Interest expense	284	1,961
Other (income) expense, net	429	(472)
Total other (income) expense, net	(1,336)	1,354
Loss before income taxes	(22,128)	(33,749)
Provision for (benefit from) income taxes	288	(734)
Net loss	$(22,416)	$(33,015)

Net loss per share attributable to common shareholders, basic and diluted	$(0.32)	$(3.21)
Weighted average shares of common stock outstanding, basic and diluted	69,983	10,299

	For the Six Months Ended June 30,
(1) The stock-based compensation expense included above was as follows:	2019	2018
Cost of revenue	$1,449	$673
Research and development	2,919	1,365
Sales and marketing	4,276	2,085
General and administrative	7,340	2,951
Total stock-based compensation	$15,984	$7,074

The amortization of acquired intangibles included above was as follows:

Cost of revenue	$2,400	$1,785
Research and development	—	—
Sales and marketing	1,048	1,009
General and administrative	7	17
Total amortization of acquired intangibles	$3,455	$2,811

The total employer payroll tax expense on employee stock transactions included above was $3.9 million for the six months ended June 30, 2019, of which $0.4 million is included in cost of revenue, $0.8 million is included in research and development, $1.3 million is included in sales and marketing, and $1.4 million is included in general and administrative.

AVALARA, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands)

	June 30,	December 31,
	2019	2018
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$441,584	$142,322
Trade accounts receivable—net of allowance for doubtful accounts	43,409	40,287
Deferred commissions	7,365	—
Prepaid expenses and other current assets	11,179	11,307
Total current assets before customer fund assets	503,537	193,916
Funds held from customers	24,278	13,113
Receivable from customers—net of allowance for doubtful accounts	915	270
Total current assets	528,730	207,299
Noncurrent assets:
Property and equipment—net	34,148	33,373
Goodwill	78,981	61,300
Intangible assets—net	24,765	19,371
Deferred commissions	23,454	—
Other noncurrent assets	2,370	1,589
Total assets	$692,448	$322,932

Liabilities and shareholders' equity
Current liabilities:
Trade payables	8,197	4,847
Accrued expenses	49,114	42,217
Deferred revenue	137,997	125,260
Total current liabilities before customer fund obligations	195,308	172,324
Customer fund obligations	25,245	13,349
Total current liabilities	220,553	185,673
Noncurrent liabilities:
Deferred revenue	814	9,393
Deferred tax liability	638	560
Deferred rent	16,480	17,317
Other noncurrent liabilities	1,835	436
Total liabilities	240,320	213,379
Commitments and contingencies
Shareholders' equity:
Preferred stock	—	—
Common stock	8	7
Additional paid-in capital	937,047	599,493
Accumulated other comprehensive loss	(2,531)	(2,345)
Accumulated deficit	(482,396)	(487,602)
Total shareholders’ equity	452,128	109,553
Total liabilities and shareholders' equity	$692,448	$322,932

AVALARA, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the Three Months Ended June 30,
	2019	2018
Cash flows from operating activities:
Net loss	$(13,173)	$(17,766)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	3,987	3,002
Stock-based compensation	9,424	3,564
Deferred tax expense (benefit)	39	51
Amortization of deferred rent	(259)	(38)
Non-cash change in earnout liability	476	(391)
Non-cash bad debt (recovery) expense	228	(152)
Other	137	61
Changes in operating assets and liabilities:
Trade accounts receivable	1,807	4,406
Prepaid expenses and other current assets	1,109	1,763
Deferred commissions	(5,175)	—
Other noncurrent assets	(546)	(126)
Trade payables	(1,122)	(512)
Accrued expenses	6,972	2,771
Deferred revenue	6,096	5,466
Net cash provided by operating activities	10,000	2,099
Cash flows from investing activities:
Net increase in customer fund assets	(4,654)	13,942
Cash paid for acquired intangible assets	—	(4,881)
Purchase of property and equipment	(2,836)	(4,544)
Net cash (used in) provided by investing activities	(7,490)	4,517
Cash flows from financing activities:
Proceeds from common stock offering, net of underwriting discounts	274,705	192,510
Payments of deferred financing costs	(359)	(622)
Payments on credit facility	—	(33,000)
Proceeds from credit facility	—	5,000
Repayment of note payable	—	(234)
Net increase in customer fund obligations	4,654	(13,942)
Proceeds from exercise of stock options and common stock warrants	13,106	5,254
Taxes paid related to net share settlement of stock-based awards	—	(201)
Repurchase of shares	—	(987)
Net cash provided by financing activities	292,106	153,778
Foreign currency effect on cash and cash equivalents	90	92
Net change in cash and cash equivalents	294,706	160,486
Cash and cash equivalents—Beginning of period	146,878	12,622
Cash and cash equivalents—End of period	$441,584	$173,108

AVALARA, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the Six Months Ended June 30,
	2019	2018
Cash flows from operating activities:
Net loss	$(22,416)	$(33,015)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	7,668	5,992
Stock-based compensation	15,984	7,074
Deferred tax expense (benefit)	78	(967)
Amortization of deferred rent	(392)	263
Non-cash change in earnout liability	476	(462)
Non-cash bad debt (recovery) expense	450	(85)
Other	195	241
Changes in operating assets and liabilities:
Trade accounts receivable	(3,728)	(2,022)
Prepaid expenses and other current assets	(596)	(144)
Deferred commissions	(11,552)	—
Other noncurrent assets	(782)	(16)
Trade payables	2,468	(2,248)
Accrued expenses	(3,401)	(3,000)
Deferred revenue	15,127	17,113
Net cash used in operating activities	(421)	(11,276)
Cash flows from investing activities:
Net increase in customer fund assets	(11,878)	(4,585)
Cash paid for acquired intangible assets	(131)	(4,881)
Cash paid for acquisitions of businesses	(17,310)	—
Purchase of property and equipment	(4,950)	(8,169)
Net cash used in investing activities	(34,269)	(17,635)
Cash flows from financing activities:
Proceeds from common stock offering, net of underwriting discounts	274,705	192,510
Payments of deferred financing costs	(398)	(622)
Payments on credit facility	—	(33,000)
Proceeds from credit facility	—	23,000
Repayment of note payable	—	(234)
Net increase in customer fund obligations	11,797	4,585
Proceeds from exercise of stock options and common stock warrants	40,417	5,580
Proceeds from purchases of stock under employee stock purchase plan	7,664	—
Taxes paid related to net share settlement of stock-based awards	(93)	(2,217)
Repurchase of shares	—	(1,806)
Net cash provided by financing activities	334,092	187,796
Foreign currency effect on cash and cash equivalents	(140)	148
Net change in cash and cash equivalents	299,262	159,033
Cash and cash equivalents—Beginning of period	142,322	14,075
Cash and cash equivalents—End of period	$441,584	$173,108

AVALARA, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

RECONCILIATION OF THE IMPACTS FROM THE ADOPTION OF THE NEW REVENUE RECOGNITION STANDARD (ASC 606)

(in thousands, except per share amounts)

	For the Three Months Ended June 30,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Revenue:
Subscription and returns	$85,008	$534	$85,542	$59,845
Professional services	6,291	(47)	6,244	4,034
Total revenue	91,299	487	91,786	63,879
Cost of revenue:
Subscription and returns	22,938	—	22,938	15,837
Professional services	4,397	—	4,397	2,795
Total cost of revenue	27,335	—	27,335	18,632
Gross profit	63,964	487	64,451	45,247
Operating expenses:
Research and development	18,996	—	18,996	12,428
Sales and marketing	40,678	5,175	45,853	40,604
General and administrative	18,019	—	18,019	9,341
Total operating expenses	77,693	5,175	82,868	62,373
Operating loss	(13,729)	(4,688)	(18,417)	(17,126)
Other (income) expense:
Interest income	(1,282)	—	(1,282)	(99)
Interest expense	173	—	173	1,067
Other (income) expense, net	381	—	381	(442)
Total other (income) expense, net	(728)	—	(728)	526
Loss before income taxes	(13,001)	(4,688)	(17,689)	(17,652)
Provision for (benefit from) income taxes	172	—	172	114
Net loss	$(13,173)	$(4,688)	$(17,861)	$(17,766)

Net loss per share attributable to common shareholders, basic and diluted	$(0.18)	$(0.07)	$(0.25)	$(1.24)
Weighted average shares of common stock outstanding, basic and diluted	71,568		71,568	14,383

AVALARA, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

RECONCILIATION OF THE IMPACTS FROM THE ADOPTION OF THE NEW REVENUE RECOGNITION STANDARD (ASC 606)

(in thousands, except per share amounts)

	For the Six Months Ended June 30,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Revenue:
Subscription and returns	$163,239	$618	$163,857	$117,715
Professional services	13,030	(100)	12,930	7,541
Total revenue	176,269	518	176,787	125,256
Cost of revenue:
Subscription and returns	43,916	—	43,916	30,654
Professional services	8,726	—	8,726	5,487
Total cost of revenue	52,642	—	52,642	36,141
Gross profit	123,627	518	124,145	89,115
Operating expenses:
Research and development	34,952	—	34,952	25,047
Sales and marketing	78,886	11,552	90,438	77,911
General and administrative	33,253	—	33,253	18,552
Total operating expenses	147,091	11,552	158,643	121,510
Operating loss	(23,464)	(11,034)	(34,498)	(32,395)
Other (income) expense:
Interest income	(2,049)	—	(2,049)	(135)
Interest expense	284	—	284	1,961
Other (income) expense, net	429	—	429	(472)
Total other (income) expense, net	(1,336)	—	(1,336)	1,354
Loss before income taxes	(22,128)	(11,034)	(33,162)	(33,749)
Provision for (benefit from) income taxes	288	—	288	(734)
Net loss	$(22,416)	$(11,034)	$(33,450)	$(33,015)

Net loss per share attributable to common shareholders, basic and diluted	$(0.32)	$(0.16)	$(0.48)	$(3.21)
Weighted average shares of common stock outstanding, basic and diluted	69,983		69,983	10,299

AVALARA, INC.

CONSOLIDATED BALANCE SHEETS

RECONCILIATION OF THE IMPACTS FROM THE ADOPTION OF THE NEW REVENUE RECOGNITION STANDARD (ASC 606)

(in thousands)

	June 30,			December 31,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
	(unaudited)	(unaudited)	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$441,584		$441,584	$142,322
Trade accounts receivable—net of allowance for doubtful accounts	43,409	963	44,372	40,287
Deferred commissions	7,365	(7,365)	—	—
Prepaid expenses and other current assets	11,179	—	11,179	11,307
Total current assets before customer fund assets	503,537	(6,402)	497,135	193,916
Funds held from customers	24,278	—	24,278	13,113
Receivable from customers—net of allowance for doubtful accounts	915	—	915	270
Total current assets	528,730	(6,402)	522,328	207,299
Noncurrent assets:
Property and equipment—net	34,148	—	34,148	33,373
Goodwill	78,981	—	78,981	61,300
Intangible assets—net	24,765	—	24,765	19,371
Deferred commissions	23,454	(23,454)	—	—
Other noncurrent assets	2,370	—	2,370	1,589
Total assets	$692,448	$(29,856)	$662,592	$322,932

Liabilities and shareholders' equity
Current liabilities:
Trade payables	8,197		8,197	4,847
Accrued expenses	49,114	(4,508)	44,606	42,217
Deferred revenue	137,997	4,903	142,900	125,260
Total current liabilities before customer fund obligations	195,308	395	195,703	172,324
Customer fund obligations	25,245	—	25,245	13,349
Total current liabilities	220,553	395	220,948	185,673
Noncurrent liabilities:
Deferred revenue	814	8,405	9,219	9,393
Deferred tax liability	638	—	638	560
Deferred rent	16,480	—	16,480	17,317
Other noncurrent liabilities	1,835	—	1,835	436
Total liabilities	240,320	8,800	249,120	213,379
Commitments and contingencies
Shareholders' equity:
Preferred stock	—	—	—	—
Common stock	8	—	8	7
Additional paid-in capital	937,047	—	937,047	599,493
Accumulated other comprehensive income loss	(2,531)	—	(2,531)	(2,345)
Accumulated deficit	(482,396)	(38,656)	(521,052)	(487,602)
Total shareholders’ equity	452,128	(38,656)	413,472	109,553
Total liabilities and shareholders' equity	$692,448	$(29,856)	$662,592	$322,932

AVALARA, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

RECONCILIATION OF THE IMPACTS FROM THE ADOPTION OF THE NEW REVENUE RECOGNITION STANDARD (ASC 606)

(in thousands)

	For the Three Months Ended June 30,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Cash flows from operating activities:
Net loss	$(13,173)	$(4,688)	$(17,861)	$(17,766)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,987	—	3,987	3,002
Stock-based compensation	9,424	—	9,424	3,564
Deferred tax expense (benefit)	39	—	39	51
Amortization of deferred rent	(259)	—	(259)	(38)
Non-cash change in earnout liability	476	—	476	(391)
Non-cash bad debt (recovery) expense	228	—	228	(152)
Other	137	—	137	61
Changes in operating assets and liabilities:
Trade accounts receivable	1,807	(43)	1,764	4,406
Prepaid expenses and other current assets	1,109	—	1,109	1,763
Deferred commissions	(5,175)	5,175	—	—
Other noncurrent assets	(546)	—	(546)	(126)
Trade payables	(1,122)	—	(1,122)	(512)
Accrued expenses	6,972	(301)	6,671	2,771
Deferred revenue	6,096	(143)	5,953	5,466
Net cash provided by operating activities	10,000	—	10,000	2,099
Cash flows from investing activities:
Net increase in customer fund assets	(4,654)	—	(4,654)	13,942
Cash paid for acquired intangible assets	—	—	-	(4,881)
Purchase of property and equipment	(2,836)	—	(2,836)	(4,544)
Net cash (used in) provided by investing activities	(7,490)	—	(7,490)	4,517
Cash flows from financing activities:
Proceeds from common stock offering, net of underwriting discounts	274,705	—	274,705	192,510
Payments of deferred financing costs	(359)	—	(359)	(622)
Payments on credit facility	—	—	—	(33,000)
Proceeds from credit facility	—	—	—	5,000
Repayment of note payable	—	—	—	(234)
Net increase in customer fund obligations	4,654	—	4,654	(13,942)
Proceeds from exercise of stock options and common stock warrants	13,106	—	13,106	5,254
Taxes paid related to net share settlement of stock-based awards	—	—	—	(201)
Repurchase of shares	—	—	—	(987)
Net cash provided by financing activities	292,106	—	292,106	153,778
Foreign currency effect on cash and cash equivalents	90	—	90	92
Net change in cash and cash equivalents	294,706	—	294,706	160,486
Cash and cash equivalents—Beginning of period	146,878	—	146,878	12,622
Cash and cash equivalents—End of period	$441,584	$—	$441,584	$173,108

AVALARA, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

RECONCILIATION OF THE IMPACTS FROM THE ADOPTION OF THE NEW REVENUE RECOGNITION STANDARD (ASC 606)

(in thousands)

	For the Six Months Ended June 30,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Cash flows from operating activities:
Net loss	$(22,416)	$(11,034)	$(33,450)	$(33,015)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	7,668	—	7,668	5,992
Stock-based compensation	15,984	—	15,984	7,074
Deferred tax expense (benefit)	78	—	78	(967)
Amortization of deferred rent	(392)	—	(392)	263
Non-cash change in earnout liability	476	—	476	(462)
Non-cash bad debt (recovery) expense	450	—	450	(85)
Other	195	—	195	241
Changes in operating assets and liabilities:
Trade accounts receivable	(3,728)	(158)	(3,886)	(2,022)
Prepaid expenses and other current assets	(596)	—	(596)	(144)
Deferred commissions	(11,552)	11,552	—	—
Other noncurrent assets	(782)	—	(782)	(16)
Trade payables	2,468	—	2,468	(2,248)
Accrued expenses	(3,401)	(2,418)	(5,819)	(3,000)
Deferred revenue	15,127	2,058	17,185	17,113
Net cash used in operating activities	(421)	—	(421)	(11,276)
Cash flows from investing activities:
Net increase in customer fund assets	(11,878)	—	(11,878)	(4,585)
Cash paid for acquired intangible assets	(131)	—	(131)	(4,881)
Cash paid for acquisitions of businesses	(17,310)	—	(17,310)	—
Purchase of property and equipment	(4,950)	—	(4,950)	(8,169)
Net cash used in investing activities	(34,269)	—	(34,269)	(17,635)
Cash flows from financing activities:
Proceeds from common stock offering, net of underwriting discounts	274,705	—	274,705	192,510
Payments of deferred financing costs	(398)	—	(398)	(622)
Payments on credit facility	—	—	—	(33,000)
Proceeds from credit facility	—	—	—	23,000
Repayment of note payable	—	—	—	(234)
Net increase in customer fund obligations	11,797	—	11,797	4,585
Proceeds from exercise of stock options and common stock warrants	40,417	—	40,417	5,580
Proceeds from purchases of stock under employee stock purchase plan	7,664	—	7,664	—
Taxes paid related to net share settlement of stock-based awards	(93)	—	(93)	(2,217)
Repurchase of shares	—	—	—	(1,806)
Net cash provided by financing activities	334,092	—	334,092	187,796
Foreign currency effect on cash and cash equivalents	(140)	—	(140)	148
Net change in cash and cash equivalents	299,262	—	299,262	159,033
Cash and cash equivalents—Beginning of period	142,322	—	142,322	14,075
Cash and cash equivalents—End of period	$441,584	$—	$441,584	$173,108

AVALARA, INC.

UNAUDITED PRESENTATION AND RECONCILIATION TO NON-GAAP FINANCIAL MEASURES

RECONCILIATION OF THE IMPACTS FROM THE ADOPTION OF THE NEW REVENUE RECOGNITION STANDARD (ASC 606)

(in thousands, except per share amounts)

The following schedules reflect our non-GAAP financial measures and reconcile our non-GAAP financial measures to the related GAAP financial measures:

Summary of Non-GAAP Financial Measures:

	For the Three Months Ended June 30,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Non-GAAP cost of revenue	$25,397	$—	$25,397	$17,368
Non-GAAP gross profit	65,902	487	66,389	46,511
Non-GAAP gross margin	72%	0%	72%	73%
Non-GAAP research and development expense	$17,369	$—	$17,369	$11,644
Non-GAAP sales and marketing expense	38,028	5,175	43,203	39,057
Non-GAAP general and administrative expense	13,033	—	13,033	7,971
Non-GAAP operating loss	(2,528)	(4,688)	(7,216)	(12,161)
Non-GAAP net loss	(1,972)	(4,688)	(6,660)	(12,801)
Non-GAAP net loss per share	(0.03)	(0.07)	(0.09)	(0.19)
Free cash flow	7,164	—	7,164	(2,445)

	For the Six Months Ended June 30,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Non-GAAP cost of revenue	$48,793	$—	$48,793	$33,683
Non-GAAP gross profit	127,476	518	127,994	91,573
Non-GAAP gross margin	72%	0%	72%	73%
Non-GAAP research and development expense	$32,033	$—	$32,033	$23,682
Non-GAAP sales and marketing expense	73,562	11,552	85,114	74,817
Non-GAAP general and administrative expense	25,906	$—	25,906	15,584
Non-GAAP operating loss	(4,025)	(11,034)	(15,059)	(22,510)
Non-GAAP net loss	(2,977)	(11,034)	(14,011)	(23,130)
Non-GAAP net loss per share	(0.04)	(0.16)	(0.20)	(0.35)
Free cash flow	$(5,371)	$—	$(5,371)	$(19,445)

Reconciliation of Non-GAAP Financial Measures:

	For the Three Months Ended June 30,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Reconciliation of Non-GAAP Cost of Revenue:
Cost of revenue	$27,335	$—	$27,335	$18,632
Stock-based compensation expense	(708)	—	(708)	(377)
Amortization of acquired intangibles	(1,230)	—	(1,230)	(887)
Non-GAAP Cost of Revenue	$25,397	$—	$25,397	$17,368

Reconciliation of Non-GAAP Gross Profit:
Gross Profit	$63,964	$487	$64,451	$45,247
Stock-based compensation expense	708	—	708	377
Amortization of acquired intangibles	1,230	—	1,230	887
Non-GAAP Gross Profit	$65,902	$487	$66,389	$46,511

Reconciliation of Non-GAAP Gross Margin:
Gross margin	70%		70%	71%
Stock-based compensation expense as a percentage of revenue	1%		1%	1%
Amortization of acquired intangibles as a percentage of revenue	1%		1%	1%
Non-GAAP Gross Margin	72%		72%	73%

Reconciliation of Non-GAAP Research and Development Expense:
Research and development	$18,996	$—	$18,996	$12,428
Stock-based compensation expense	(1,627)	—	(1,627)	(784)
Amortization of acquired intangibles	—	—	—	—
Non-GAAP Research and Development Expense	$17,369	$—	$17,369	$11,644

Reconciliation of Non-GAAP Sales and Marketing Expense:
Sales and marketing	$40,678	$5,175	$45,853	$40,604
Stock-based compensation expense	(2,107)	—	(2,107)	(1,040)
Amortization of acquired intangibles	(543)	—	(543)	(507)
Non-GAAP Sales and Marketing Expense	$38,028	$5,175	$43,203	$39,057

Reconciliation of Non-GAAP General and Administrative Expense:
General and administrative	$18,019	$—	$18,019	$9,341
Stock-based compensation expense	(4,982)	—	(4,982)	(1,363)
Amortization of acquired intangibles	(4)	—	(4)	(7)
Non-GAAP General and Administrative Expense	$13,033	$—	$13,033	$7,971

Reconciliation of Non-GAAP Operating Loss:
Operating loss	$(13,729)	$(4,688)	$(18,417)	$(17,126)
Stock-based compensation expense	9,424	—	9,424	3,564
Amortization of acquired intangibles	1,777	—	1,777	1,401
Non-GAAP Operating Loss	$(2,528)	$(4,688)	$(7,216)	$(12,161)

Reconciliation of Non-GAAP Net Loss:
Net loss	$(13,173)	$(4,688)	$(17,861)	$(17,766)
Stock-based compensation expense	9,424	—	9,424	3,564
Amortization of acquired intangibles	1,777	—	1,777	1,401
Non-GAAP Net Loss	$(1,972)	$(4,688)	$(6,660)	$(12,801)

Reconciliation of Non-GAAP Net Loss Per Share:
Net loss per share	$(0.18)	$(0.07)	$(0.25)	$(1.24)
Stock-based compensation expense per share	0.13	—	0.13	0.25
Amortization of acquired intangibles per share	0.02	—	0.02	0.10
Non-GAAP unweighted adjustment to common and preferred shares issued (1) per share	—	—	—	0.70
Non-GAAP Net Loss Per Share	$(0.03)	$(0.07)	$(0.09)	$(0.19)

Computation of Non-GAAP Shares Outstanding:
Weighted average shares of common stock outstanding used in computing net loss per share	71,568	—	71,568	14,383
Non-GAAP adjustment to common and preferred shares issued (1)	—	—	—	51,665
Non-GAAP Shares Outstanding Used in Computing Non-GAAP Net Loss Per Share	71,568	—	71,568	66,048

Free Cash Flow:
Net cash (used in) provided by operating activities	$10,000	$—	$10,000	$2,099
Purchases of property and equipment	(2,836)	—	(2,836)	(4,544)
Free Cash Flow	$7,164	$—	$7,164	$(2,445)
(1)

The Company’s IPO closed on June 19, 2018 and 8,625,000 shares of common stock were issued. In connection with the IPO, the Company’s outstanding convertible preferred stock converted into 50,888,014 shares of common stock. See description of adjustment in “Use of Non-GAAP Financial Measures” section.

	For the Six Months Ended June 30,
	2019			2018
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Reconciliation of Non-GAAP Cost of Revenue:
Cost of revenue	$52,642	$—	$52,642	$36,141
Stock-based compensation expense	(1,449)	—	(1,449)	(673)
Amortization of acquired intangibles	(2,400)	—	(2,400)	(1,785)
Non-GAAP Cost of Revenue	$48,793	$—	$48,793	$33,683

Reconciliation of Non-GAAP Gross Profit:
Gross Profit	$123,627	$518	$124,145	$89,115
Stock-based compensation expense	1,449	—	1,449	673
Amortization of acquired intangibles	2,400	—	2,400	1,785
Non-GAAP Gross Profit	$127,476	$518	$127,994	$91,573

Reconciliation of Non-GAAP Gross Margin:
Gross margin	70%		70%	71%
Stock-based compensation expense as a percentage of revenue	1%		1%	1%
Amortization of acquired intangibles as a percentage of revenue	1%		1%	1%
Non-GAAP Gross Margin	72%		72%	73%

Reconciliation of Non-GAAP Research and Development Expense:
Research and development	$34,952	$—	$34,952	$25,047
Stock-based compensation expense	(2,919)	—	(2,919)	(1,365)
Amortization of acquired intangibles	—	—	—	—
Non-GAAP Research and Development Expense	$32,033	$—	$32,033	$23,682

Reconciliation of Non-GAAP Sales and Marketing Expense:
Sales and marketing	$78,886	$11,552	$90,438	$77,911
Stock-based compensation expense	(4,276)	—	(4,276)	(2,085)
Amortization of acquired intangibles	(1,048)	—	(1,048)	(1,009)
Non-GAAP Sales and Marketing Expense	$73,562	$11,552	$85,114	$74,817

Reconciliation of Non-GAAP General and Administrative Expense:
General and administrative	$33,253	$—	$33,253	$18,552
Stock-based compensation expense	(7,340)	—	(7,340)	(2,951)
Amortization of acquired intangibles	(7)	—	(7)	(17)
Non-GAAP General and Administrative Expense	$25,906	$—	$25,906	$15,584

Reconciliation of Non-GAAP Operating Loss:
Operating loss	$(23,464)	$(11,034)	$(34,498)	$(32,395)
Stock-based compensation expense	15,984	—	15,984	7,074
Amortization of acquired intangibles	3,455	—	3,455	2,811
Non-GAAP Operating Loss	$(4,025)	$(11,034)	$(15,059)	$(22,510)

Reconciliation of Non-GAAP Net Loss:
Net loss	$(22,416)	$(11,034)	$(33,450)	$(33,015)
Stock-based compensation expense	15,984	—	15,984	7,074
Amortization of acquired intangibles	3,455	—	3,455	2,811
Non-GAAP Net Loss	$(2,977)	$(11,034)	$(14,011)	$(23,130)

Reconciliation of Non-GAAP Net Loss Per Share:
Net loss per share	$(0.32)	$(0.16)	$(0.48)	$(3.21)
Stock-based compensation expense per share	0.23	—	0.23	0.69
Amortization of acquired intangibles per share	0.05	—	0.05	0.27
Non-GAAP unweighted adjustment to common and preferred shares issued (1) per share	—	—	—	1.90
Non-GAAP Net Loss Per Share	$(0.04)	$(0.16)	$(0.20)	$(0.35)

Computation of Non-GAAP Shares Outstanding:
Weighted average shares of common stock outstanding used in computing net loss per share	69,983	—	69,983	10,299
Non-GAAP adjustment to common and preferred shares issued (1)	—	—	—	55,568
Non-GAAP Shares Outstanding Used in Computing Non-GAAP Net Loss Per Share	69,983	—	69,983	65,867

Free Cash Flow:
Net cash (used in) provided by operating activities	$(421)	$—	$(421)	$(11,276)
Purchases of property and equipment	(4,950)	—	(4,950)	(8,169)
Free Cash Flow	$(5,371)	$—	$(5,371)	$(19,445)

(1)   The Company’s IPO closed on June 19, 2018 and 8,625,000 shares of common stock were issued. In connection with the IPO, the Company’s outstanding convertible preferred stock converted into 50,888,014 shares of common stock. See description of adjustment in “Use of Non-GAAP Financial Measures” section.

AVALARA, INC.

UNAUDITED PRESENTATION OF CALCULATED BILLINGS

	Three Months Ended
	Jun 30, 2019	Mar 31, 2019 (1)	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017
Total revenue	$91,299	$84,970	$76,923	$69,919	$63,879	$61,377	$58,035	$55,268
Add:
Deferred revenue (end of period)	138,811	132,714	134,653	118,209	109,344	103,878	92,231	84,637
Contract liabilities (end of period)	4,508	4,208	—	—	—	—	—	—
Impact of adoption of ASC 606 on deferred revenue	—	11,250	—	—	—	—	—	—
Less:
Deferred revenue (beginning of period)	(132,714)	(134,653)	(118,209)	(109,344)	(103,878)	(92,231)	(84,637)	(81,546)
Contract liabilities (beginning of period)	(4,208)	—	—	—	—	—	—	—
Impact of adoption of ASC 606 on contract liabilities	—	(2,090)	—	—	—	—	—	—
Calculated billings	$97,696	$96,399	$93,367	$78,784	$69,345	$73,024	$65,629	$58,359

(1)	The first quarter of 2019 includes reconciling adjustments to exclude the one-time impact of adoption of ASC 606 as of January 1, 2019.

AVALARA, INC.

UNAUDITED PRESENTATION OF KEY BUSINESS METRICS

	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017
Number of core customers (as of end of period)	10,430	9,700	9,070	8,490	8,080	7,760	7,490	7,250
Net revenue retention rate	111%	107%	108%	105%	108%	109%	105%	107%

Investor Contact

Greg McDowell

ICR, LLC

investor@avalara.com

206-641-2425

Media Contact

Jesse Hamlin

Avalara

media@avalara.com

518-281-0631